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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 28, 2001



                                 AAIPHARMA INC.
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                     0-21185                    04-2687849
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
                        --------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
 ------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


 ------------------------------------------------------------------------------
              (Former name or address, if changed from last report)

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Item 5.  Other Events.
         ------------

         On March 28, 2001, aaiPharma Inc. (the "Company") issued a press release (the "Release") concerning a patent, entitled "Flutamide Compositions and Preparations", which was issued to the Company by the U.S. Patent and Trademark Office on February 13, 2001. In addition, the Release stated that the Company received the first tentative approval of an abbreviated new drug application ("ANDA") for flutamide by the U.S. Food and Drug Administration and that the Company's ANDA data package is licensed on a royalty- bearing basis to a pharmaceutical partner. The Release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

         Also on March 28, the Company's Chief Executive Officer, Dr. Frederick
D. Sancilio, made a presentation at the Banc of America Healthcare Conference in Las Vegas, Nevada (the "Conference"). At the Conference, Dr. Sancilio included a graphic depicting the Company's pharmaceutical product and technology pipeline, which is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)      Exhibits

         Exhibit 99.1  --    Press release dated March 28, 2001
         Exhibit 99.2  --    Company Product and Technology Pipeline



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2001

                        AAIPHARMA INC.


                        By: /s/ William L. Ginna, Jr.
                            ----------------------------------------------------
                            William L. Ginna, Jr.
                            Executive Vice President and Chief Financial Officer




                                  EXHIBIT INDEX


         Exhibit No.                           Exhibit
         -----------                           -------


         Exhibit 99.1 -- Press release dated March 28, 2001
         Exhibit 99.2 -- Company Product and Technology Pipeline



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